Exhibit 10.9

6-1162-ELP-0778

United Air Lines, Inc.

PO Box 60100

Chicago, IL 60601-0100

Subject:	Special Matters

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Firm Aircraft. At the time of delivery of each Aircraft, as set forth in Table 1 as of signing of the Purchase Agreement (Firm Aircraft), unless otherwise noted, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer intends to operate the Aircraft as part of its business. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Special_Matters

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

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1.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Upon execution of the Purchase Agreement, Boeing will offer Customer a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Notwithstanding the commitment above and the commitment in Letter Agreement No. 6-1162-ELP-0794, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Purchase Right Aircraft. At the time of delivery of each exercised Purchase Right Aircraft, as defined in Letter Agreement 6-1162-ELP-0780, Boeing will provide to Customer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer intends to operate the Aircraft as part of its business. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0778

3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer intends to operate the Aircraft as part of its business. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Business Considerations [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Additional Conditions [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0778

Boeing agrees to maintain [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Parties agree to work towards a mutually agreeable solution and incorporate such solution into the Purchase Agreement. Notwithstanding the foregoing sentence, Boeing agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The parties agree that unless otherwise expressly stated herein, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

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15. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

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BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

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16. Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

Special_Matters

BOEING / UNITED PROPRIETARY